Flagstar Bank 3rd Quarter 2013 Earnings Presentation October 23, 2013

Cautionary Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward-looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: 1. Volatile interest rates-which affect, among other things, (i) the mortgage business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds-could adversely affect earnings; 2. Competitive factors for mortgage loan originations could negatively affect gain on loan sale margins; 3. Competition from banking and non-banking companies for deposits and loans can affect our earnings, gain on sale margins and market share; 4. Changes in the regulation of financial services companies and government-sponsored housing enterprises and, in particular, declines in the liquidity of the secondary market for residential mortgage loan sales could adversely affect our business; 5. Changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios could adversely affect our earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value; 6. General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related criminal activity and the further decline of asset values in certain geographic markets, may significantly affect our business activities, loan losses, reserves, earnings and business prospects; 7. Repurchases and indemnity demands by mortgage loan purchasers, guarantors and insurers, uncertainty related to foreclosure procedures, and the outcome of current and future legal or regulatory proceedings could result in unforeseen consequences and adversely affect our business activities and earnings; 8. Both the volume and the nature of consumer actions and other forms of litigation against financial institutions have increased, and to the extent that such actions are brought against us, the cost of defending such suits as well as potential exposure could increase our costs of operations; 9. Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice, the impact of performance and enforcement of commitments under, and provisions contained in the agreement, and our accuracy and ability to estimate the financial impact of that agreement, including the fair value of the future payments required, could accelerate our related litigation settlement expenses; 10. Our, or the Bank's, failure to comply with the terms and conditions of the Supervisory Agreement with the Federal Reserve or the Consent Order with the OCC, respectively, could result in further enforcement actions against us, which could negatively affect our results of operations and financial condition; and 11. The downgrade of the long-term credit rating of the U.S. by one or more ratings agencies could materially affect global and domestic financial markets and economic conditions, which may affect our business activities, financial condition, and liquidity. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Please also refer to Item 1A to Part I of our Annual Report on Form 10-K for the year ended December 31, 2012 for further information on these and other factors affecting us. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guaranties of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in forward-looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. 2 3rd Quarter 2013 Earnings Presentation

Third Quarter 2013 Highlights 3 3rd Quarter 2013 Earnings Presentation $79.7 ($94.2) $22.2 $65.8 $12.8 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Net Income to Common Stockholders (in millions) Q2 included $44.1 million in income related to Assured / MBIA • Net income applicable to common stockholders of $12.8 million, or $0.16 per diluted share • Return on average assets of 0.42% and return on average equity of 4.05% • Results compared to prior quarter (PQ) driven primarily by: • $69.7 million decrease in gain on loan sales • $4.4 million decrease in net interest income • Offset by $27.5 million decrease in provision for loan losses • Offset by $23.7 million decrease in representation and warranty provision • Offset by $15.9 million decrease in non-interest expense • Tier 1 leverage ratio (Bank) increased to 11.98%, compared to 11.00% in PQ • Continued improvement in credit quality • Sold $104.4 million (UPB) of non-performing loans and $62.8 million (UPB) of performing troubled debt restructurings (TDRs) • Total non-performing loans decreased by 46% from PQ • Total TDRs decreased by 21% from PQ • NPLs / Gross Loans HFI decreased to 3.46%, compared to 5.74% in PQ • ALLL / NPL coverage ratio improved to 152.6%, compared to 94.2% in PQ Q4 included $188.5 million in expense related to Assured / MBIA

Summary of Financial Results 4 (1) Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. (2) Excludes loans carried under the fair value option. (3) See Non-GAAP reconciliation. 3rd Quarter 2013 Earnings Presentation (in millions, except per share data) Q3 2013 Q2 2013 Q3 2012 Net Interest Income $42.7 $47.1 $73.1 Provision $4.1 $31.6 $52.6 Gain on Loan Sale $75.1 $144.8 $334.4 Net Servicing Revenue (1) $30.4 $36.2 $11.3 Net Income Applicable to Common Shareholders $12.8 $65.8 $79.7 Diluted Earnings / (Loss) per Share $0.16 $1.10 $1.36 Total Assets $11,807.8 $12,735.0 $14,899.2 Total Stockholders' Equity $1,272.4 $1,253.7 $1,250.6 Return on Average Assets 0.42% 2.03% 2.10% Return on Average Equity 4.05% 21.23% 25.78% Book Value per Common Share $17.96 $17.66 $17.76 NPLs / Gross Loans HFI 3.46% 5.74% 6.09% NPAs / Total Assets (Bank) 1.74% 2.71% 3.48% ALLL / NPLs (2) 152.6% 94.2% 76.5% ALLL / Gross Loans HFI (2) 5.50% 5.75% 4.65% NPAs / Tier 1 Capital + Allowance for Loan Losses (2) (3) 12.77% 21.08% 30.77% Tier 1 Leverage to Adjusted Assets Ratio 11.98% 11.00% 9.31% Total Risk Based Capital Ratio 27.85% 25.01% 17.58% Total Equity / Total Assets 10.78% 9.84% 8.39%

Q2 2013 to Q3 2013 Income Bridge 5 3rd Quarter 2013 Earnings Presentation (in millions) $65.8 $12.8 ($6.2) $1.8 $27.5 ($9.0) ($5.7) ($69.7) $23.7 $2.5 ($36.2) $8.8 ($0.4) $9.4 $3.3 $4.5 ($3.2) ($0.1) ($4.0) ($20.0) $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Legend: Higher income / lower expense Lower income / higher expense

Condensed Income Statement 6 Totals may not foot due to rounding 3rd Quarter 2013 Earnings Presentation (in millions, except per share data) Q3 2013 Q2 2013 Q3 2012 Net interest income $42.7 $47.1 $73.1 Provision for loan losses 4.1 31.6 52.6 Net interest income after provision for loan losses 38.6 15.5 20.5 Non-interest income 134.3 220.0 273.7 Non-Interest expense 158.4 174.4 233.5 Income before federal income taxes 14.5 61.1 60.7 Provision (benefit) for federal income taxes 0.2 (6.1) (20.4) Net income 14.3 67.2 81.1 Preferred stock dividend/accretion (1.4) (1.4) (1.4) Net income applicable to common stockholders $12.8 $65.8 $79.7 Diluted Earnings per Share $0.16 $1.10 $1.36

Balance Sheet Highlights 7 Totals may not foot due to rounding 3rd Quarter 2013 Earnings Presentation (in millions) September 30, 2013 June 30, 2013 September 30, 2012 Total Assets $ 11,807.8 $ 12,735.0 14,899.2$ Cash and Interest Earning Deposits $ 2,551.1 $ 2,704.4 1,003.4$ Residential first mortgage loans $ 2,478.6 $ 2,627.9 3,086.1$ Second mortgage loans $ 174.4 $ 180.8 122.3$ Commercial real estate loans $ 420.9 $ 476.5 1,005.5$ Warehouse loans $ 390.3 $ 676.5 1,307.3$ Consumer lending (including HELOC and other) $ 346.6 $ 363.8 245.3$ Other commercial loans $ 202.7 $ 165.5 785.9$ Investment loan portfolio $ 4,013.5 $ 4,491.2 $ 6,552.4 Loans held for sale $ 1,879.3 $ 2,331.5 $ 3,251.9 Loans repurchased with government guarantees $ 1,231.8 $ 1,509.4 $ 1,931.2 Total Loans $ 7,124.6 $ 8,332.1 $ 11,735.5 Trading Securities $ 50.1 $ 50.0 $ 170.1 Investment securities available - for- sale $ 495.4 $ 92.9 $ 198.9 Mortgage servicing rights $ 797.0 $ 729.0 $ 686.8 Balance Sheet as of September 30, 2013 (in billions) Assets Liabilities / Equity $11.8 $11.8 Cash Loans Securities MSRs Other Deposits FHLB Adv. Other Equity

8 Gain on Loan Sales and Margin $204.9 $212.7 $334.4 $239.0 $137.5 $144.8 $75.1 1.91% 1.59% 2.39% 1.90% 1.40% 1.47% 1.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $50 $100 $150 $200 $250 $300 $350 $400 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Gain on loan sale income and margin have decreased overall in 2013 versus 2012 levels… Gain on Loan Sales GOS Margin (based on fallout-adjusted locks) (in millions) 3rd Quarter 2013 Earnings Presentation Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Fallout Adjusted Mortgage Locks (billions) $14.0 $12.6 $9.8 $9.8 $6.6 Net Margin (fallout adjusted) 2.39% 1.90% 1.40% 1.47% 1.14% Loans sales and securitizations (billions) $13.9 $15.6 $12.8 $11.1 $8.3 Net Margin (loan sales) 2.42% 1.53% 1.07% 1.30% 0.90% Gross Mortgage Locks (billions) $18.1 $16.2 $12.1 $12.4 $8.3 Mortgage Originations (billions) $14.5 $15.4 $12.4 $10.9 $7.7

9 Monthly Gross Mortgage Locks 3rd Quarter 2013 Earnings Presentation $5,316.5 $3,676.4 $3,366.4 $2,900.1 $2,824.8 $2,615.3 $- $2,000 $4,000 $6,000 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Monthly gross mortgage rate locks have decreased during 2013 Gross Mortgage Locks (in millions)

$962 $999 $697 $575 $412 $4,118 $4,525 $3,201 $2,975 $1,846 $9,434 $9,833 $8,525 $7,333 $5,478 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 …While channel mix remained the same Retail Broker Correspondent $3,268 $2,916 $2,339 $3,147 $3,682 $11,246 $12,441 $10,084 $7,735 $4,054 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 …Driven by a decline in refinance originations, partially offset by an increase in purchase originations Purchase Originations Refinance Originations $1,741 $1,522 $1,168 $887 $581 $1,314 $1,567 $1,033 $665 $557 $11,459 $12,268 $10,222 $9,330 $6,598 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Total mortgage originations continued to decline... HARP 2.0 Jumbo Conventional and other 10 Residential First Mortgage Originations Trends (in millions) $14,514 $15,357 $12,423 $10,882 $7,736 (in millions) (in millions) $14,514 $15,357 $12,423 $10,882 $7,736 3rd Quarter 2013 Earnings Presentation

11 Mortgage Industry Outlook $1,048 $2,215 $2,885 $3,945 $2,920 $3,120 $2,980 $2,430 $1,500 $1,840 $1,630 $1,470 $1,905 $1,717 $1,172 44% 59% 63% 72% 52% 50% 49% 52% 51% 69% 67% 65% 72% 60% 36% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (est.) 2014 (est.) The mortgage industry has shifted in 2013 to a more purchase-driven origination market, which is expected to continue into 2014 Industry Mortgage Originations % refinance Sources: Inside Mortgage Finance, Fannie Mae, Freddie Mac, MBA. (in billions) 3rd Quarter 2013 Earnings Presentation

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 …both in the aggregate and for each channel Flagstar Broker Purchase % Flagstar Correspondent Purchase % Flagstar Retail Purchase % Industry Purchase % 12 Historical Purchase Mix Versus Industry Source: Inside Mortgage Finance. 3rd Quarter 2013 Earnings Presentation 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Flagstar has historically demonstrated the ability to track the industry mix of purchase activity… Flagstar Purchase % Industry Purchase % In early 2009, Flagstar closed a number of underperforming home lending centers

13 Capitalizing on a Purchase-driven Market $8,438 $12,778 $12,605 $9,366 $7,894 $8,737 $11,697 $2,339 $3,147 $3,682 0.6% 1.1% 1.7% 1.7% 1.5% 1.7% 2.2% 1.9% 1.9% 2.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2006 2007 2008 2009 2010 2011 2012 Q1 2013 Q2 2013 Q3 2013 Beginning in late 2012, Flagstar began to increase its “fair share” of the purchase mortgage market, and intends to continue to grow that business Flagstar Purchase Originations Flagstar % of Industry Purchase Volume (in millions) Sources: Inside Mortgage Finance, Fannie Mae, Freddie Mac, MBA. 3rd Quarter 2013 Earnings Presentation

Home Purchase Affordability Remains High 3rd Quarter 2013 Earnings Presentation 14 0.92 0.94 0.9 0.92 0.98 0.93 0.99 0.97 1.11 1.23 1.38 1.35 1.06 0.83 0.81 0.78 0.70 0.5 0.6 0.7 0.8 0.9 1 1.1 1.2 1.3 1.4 1.5 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 National Monthly Mortgage Payment vs. Apartment Rent Cost * Source: Zelman and Associates * Assumes median home price and 20% downpayment.

Refinance Opportunity 3rd Quarter 2013 Earnings Presentation 15 Source: Goldman Sachs Housing Monitor, October 4, 2013 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 3 .2 3 .3 3 .4 3 .5 3 .6 3 .7 3 .8 3 .9 4 .0 4 .1 4 .2 4 .3 4 .4 4 .5 4 .6 4 .7 4 .8 4 .9 5 .0 5 .1 5 .2 Sensitivity of refinance-eligible loans* to 30-year mortgage rates Outstanding mortgage volume eligible for refinance (in trillions) * Refinance eligibility defined by interest rate, loan delinquency history, and LTV. 0 2 4 6 8 10 At the current 30-year mortgage rate (4.22%), the population of refinance-eligible mortgages is $1.3 trillion Loan Age>3m $7.9tn With Delinquency History Over Past 12 months (-$1.2tn) Monthly Savings < $150 (-$5.1tn) High-LTV Non-HARP (-$0.4tn) Refinance-eligible $1.3tn (in trillions) Source: Goldman Sachs Housing Monitor, October 4, 2013

Net Interest Income and Margin Trends 16 $74.8 $75.6 $57.3 $48.7 $44.3 2.21% 2.26% 1.89% 1.72% 1.68% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Decrease in net interest income reflects declines in mortgage-related assets, higher-risk legacy loans and out-of-footprint commercial loans, as well as increased levels of cash Net interest income (Bank) Net interest margin (Bank) (in millions) 3rd Quarter 2013 Earnings Presentation

Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. 17 Continued Improvement in Deposit Mix $2,795.0 $3,192.0 $3,611.0 $3,759.0 $3,931.5 46.1% 50.1% 58.02% 64% 73% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $1,000 $2,000 $3,000 $4,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Core deposits continued to grow, both in dollars and as a percentage of retail deposits… Retail core deposits Retail core deposits / retail deposits (in millions) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 …while overall deposits declined to reflect lower funding needs Retail Deposits Government Deposits Wholesale Deposits Company Controlled Deposits (in millions) $9,488.8 $8,294.3 $7,847.3 $7,470.1 $6,649.3 3rd Quarter 2013 Earnings Presentation

Cost of Funds 3rd Quarter 2013 Earnings Presentation 18 $17.8 $15.0 $13.5 $12.1 $10.0 $27.1 $24.8 $24.2 $24.2 $24.4 $1.8 $1.7 $1.7 $1.6 $1.7 1.73% 1.60% 1.54% 1.58% 1.58% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $10 $20 $30 $40 $50 $60 $70 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Overall cost of funds remained flat, while the interest expense on deposits decreased given the improvement in deposit mix Deposit interest expense FHLB interest expense Other interest expense Average funding cost (in millions)

Commercial Loan Portfolio Trends 19 3rd Quarter 2013 Earnings Presentation $236.1 $262.6 $320.2 $386.0 $503.0 $414.0 $321.9 $238.8 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q4 2012 Q1 2013 Q2 2013 Q3 2013 New commercial loans continue to grow, while the balances of commercial loans originated in 2009 and prior have significantly declined Originated after 2009 Originated in 2009 and Prior (in millions)

Continued Decrease in Primary Credit- Related Costs 20 3rd Quarter 2013 Earnings Presentation $52.6 $50.4 $20.4 $31.6 $4.1 $12.5 $21.2 $16.4 $15.9 $16.3 $124.5 $25.2 $17.4 $28.9 $5.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Decrease in credit costs reflects benefits of NPL / TDR sales, increased REO dispositions, and improvement in home prices Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate (in millions) $189.6 $96.8 $54.2 $76.4 $25.6

$55.4 $60.5 $56.5 $24.0 $21.1 $54.1 $84.7 $89.4 $72.2 $23.6 $289.4 254.6 223.4 161.7 94.1 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Decrease in non-performing loans reflects three successive NPL / TDR sales to date at approximately net book value Non-performing TDRs Non-performing TDRs at inception but performing for less than six months Non-performing loans held-for-investment 21 Significant Decline in Non-Performing Loans $398.9 $399.8 $257.9 $369.3 $138.8 (in millions) 3rd Quarter 2013 Earnings Presentation Reflects reduction for sales of: (carrying value) - $23.7 million in non-performing loans HFI - $10.9 million of non-performing TDRs - $45.1 million in non-performing TDRs at inception but performing for less than six months

$244.6 $260.7 $255.6 $213.5 $176.9 $276.3 $313.4 $303.2 $194.2 $123.3 $0 $50 $100 $150 $200 $250 $300 $350 Q3 2012 Q42012 Q1 2013 Q2 2013 Q3 2013 Consumer Allowance Coverage Consumer Allowance for Loan Losses Consumer Non-Performing Loans ALLL / NPL coverage of 110% ALLL / NPL coverage of 143% 22 Strong Allowance Coverage (in millions) 3rd Quarter 2013 Earnings Presentation $60.4 $44.3 $34.4 $29.5 $30.1 $122.6 $86.4 $66.1 $63.8 $15.5 $0 $20 $40 $60 $80 $100 $120 $140 Q3 2012 Q42012 Q1 2013 Q2 2013 Q3 2013 Commercial Allowance Coverage Commercial Allowance for Loan Losses Commercial Non-Performing Loans ALLL / NPL coverage of 194% ALLL / NPL coverage of 46% (in millions)

23 Troubled Debt Restructuring (TDR) Portfolio 3rd Quarter 2013 Earnings Presentation (in millions) $55.4 $60.5 $56.5 $24.0 $21.1 $54.1 $84.7 $89.4 $72.2 $23.7 $614.3 $589.8 $598.1 $451.1 $387.9 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q3 2012 Q42012 Q1 2013 Q2 2013 Q3 2013 Non-performing TDRs Performing nonaccrual Performing accrual $723.8 $735.0 $744.0 $547.3 $432.7 89.6% are performing TDRs

1,100 826 1,037 662 679 216 199 202 138 125 0 200 400 600 800 1000 1200 1400 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Repurchase Demands (units) Fannie Mae Freddie Mac 1,224 1,659 2,572 3,765 2,105 1,664 1,595 803 742 1,687 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Audit File Pulls (units) Fannie Mae Freddie Mac 24 Representation and Warranty Reserve Details (in millions) 3Q12 4Q12 1Q13 2Q13 3Q13 Beginning balance $161.0 $202.0 $193.0 $185.0 $185.0 Additions $130.9 $32.5 $23.2 $34.0 $8.9 Net charge-offs ($89.9) ($41.5) ($31.2) ($34.0) ($19.9) Ending Balance $202.0 $193.0 $185.0 $185.0 $174.0 (in millions) 2,888 3,254 1,025 1,316 3,375 1,239 4,507 800 $425.6 $224.2 $187.0 $115.0 $155.0 9.0% 15.0% 9.9% 7.5% 7.8% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% $0 $100 $200 $300 $400 $500 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 R&W Pipeline Repurchase Pipeline % demands 180+ days old 3,792 804 3rd Quarter 2013 Earnings Presentation

25 Regulatory Capital Ratios 3rd Quarter 2013 Earnings Presentation 9.87% 10.07% 9.31% 8.95% 8.64% 9.07% 9.31% 9.26% 10.14% 11.00% 11.98% 20.51% 19.73% 17.64% 16.64% 16.06% 17.03% 17.58% 17.18% 22.53% 25.01% 27.85% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Continued increase in the Tier 1 leverage ratio through earnings growth and balance sheet management Tier 1 leverage ratio Total risk-based capital ratio

$67.4 $72.1 $77.2 $70.9 $61.6 $19.9 $22.2 $17.5 $15.4 $12.1 $18.8 $19.2 $19.4 $22.2 $18.6 $12.6 $12.2 $11.2 $7.8 $7.9 $15.7 $18.6 $17.1 $15.4 $10.9 $57.2 $213.4 $28.8 $16.4 $19.6 $12.5 $21.2 $16.4 $15.9 $16.3 $29.4 $19.1 $8.9 $10.4 $11.5 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q3 2012 * Q4 2012 * Q1 2013 Q2 2013 Q3 2013 …while non-interest expense has decreased for the fourth consecutive quarter Compensation and Benefits Commissions Occupancy and Equipment FDIC Premiums Loan Processing Expense Legal and Professional Expense Asset Resolution Other 3rd Quarter 2013 Earnings Presentation Efficiency Ratio and NIE Trends (1) See Non-GAAP reconciliation. 26 * Includes expenses related to legal reserves of $40.0 million and $188.5 million incurred during 3Q 2012 and 4Q 2012, respectively. 67.3% 65.9% 81.7% 65.3% 89.5% 46.9% 56.0% 69.8% 53.5% 78.0% 0% 20% 40% 60% 80% 100% Q3 2012 * Q4 2012 * Q1 2013 Q2 2013 Q3 2013 Efficiency ratio worsened due to a decline in revenues… Efficiency Ratio Efficiency Ratio - Credit Adjusted (1) (in millions) $233.5 $398.0 $196.6 $174.4 $158.4

3rd Quarter 2013 Earnings Presentation Corporate-wide Expense Management 27 1H 2013 Run Rate Non Interest Expense Bridge – 1H 2013 (annualized) to Pro forma NIE (annualized) Reduction in variable expenses * $50 Pro forma Non- interest Expense $742.0 (in millions) Reduction in fixed expenses $95 - $140 Commissions Loan processing $21 $29 Comp & benefits Vendor mgmt / procurement Asset resolution Outsourcing of default servicing $30 - $40 $40 - $60 $10 - $15 $15 - $25 $552 - $597 * Assumes future mortgage origination volume based on Q3 2013 run-rate.

3rd Quarter 2013 Earnings Presentation MSR to Tier 1 Ratio 28 49.3% 49.8% 54.9% 55.1% 52.4% 56.8% 44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 MSR to Tier 1 Ratio (1) Flagstar (1) See Non-GAAP reconciliation.

3rd Quarter 2013 Earnings Presentation 29 Appendix

3rd Quarter 2013 Earnings Presentation 30 Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. (2) Includes $26.8 million and $38.4 million of charge-offs related to the sale of non-performing loans sold in the third and second quarter of 2013, respectivitely. (3) Excludes loans carried under fair value option. Totals may not foot due to rounding (in millions) Q3 2013 Q2 2013 Q3 2012 Consumer (1) $51.2 $60.9 $53.9 Commercial (1) 0.0 0.2 9.6 Total 30 - 59 Days Past Due $51.2 $60.1 $63.5 Consumer (1) $18.2 $13.4 $26.7 Commercial (1) 0.2 22.7 0.4 Total 60 - 89 Days Past Due $18.5 $36.2 $27.1 Consumer (1) $123.3 $194.2 $276.3 Commercial (1) 15.5 63.8 122.6 Total Greater than 90 days Past Due $138.8 $257.9 $398.9 Non-performing Assets $205.3 $344.3 $520.5 To Total Assets (Bank only) 1.74% 2.71% 3.48% Provision for Loan Losses $4.1 $31.6 $52.6 Charge-offs, Net of Recoveries(2) $40.1 $78.6 $34.6 Allowance for Loan Losses $207.0 $243.0 $305.0 To Loans Held for Investment (3) 5.50% 5.75% 4.65% To Non-performing Loans 152.6% 94.2% 76.5% Real Estate Owned $66.5 $86.4 $119.5

First Mortgage Portfolio – by State

3rd Quarter 2013 Earnings Presentation

$ in thousands

State	HFS ARM	HFS Fixed	HFS Balloon	HFS Total	HFS % of Total	HFI ARM	HFI Fixed	HFI Balloon	HFI Total	HFI % of Total
CA	$ 21,083	$ 552,382	$ -	573,465	32.1%	$ 436,021	$ 219,861	$ 14,148	$ 670,029	27.3%
FL	4,363	153,224	-	157,586	8.8%	223,806	118,319	11,204	353,329	14.4%
MI	688	98,452	-	99,140	5.5%	198,490	45,418	11,912	255,820	10.4%
WA	4,051	47,578	-	51,629	2.9%	73,108	37,595	5,026	115,730	4.7%
AZ	693	53,214	-	53,907	3.0%	68,109	30,695	2,001	100,805	4.1%
CO	1,834	46,519	-	48,352	2.7%	48,933	20,752	4,378	74,062	3.0%
MD	1,689	32,877	-	34,567	1.9%	40,042	29,242	3,034	72,318	2.9%
NY	3,986	71,587	-	75,572	4.2%	29,351	34,015	3,637	67,003	2.7%
VA	1,634	43,552	-	45,186	2.5%	39,494	15,888	4,204	59,587	2.4%
TX	1,617	134,225	-	135,842	7.6%	28,557	31,178	2,057	61,792	2.5%
NJ	909	31,668	-	32,578	1.8%	26,264	19,870	3,104	49,238	2.0%
NV	360	12,977	-	13,337	0.7%	33,959	9,721	1,834	45,515	1.9%
IL	624	33,387	-	34,011	1.9%	30,925	20,198	1,716	52,838	2.2%
GA	815	35,123	-	35,937	2.0%	26,989	20,411	1,820	49,220	2.0%
OH	730	18,189	-	18,919	1.1%	29,714	8,367	539	38,620	1.6%
OTHER	7,116	371,544	-	378,661	21.2%	225,065	145,096	18,289	388,450	15.8%
Total :	$ 52,192	$ 1,736,498	$ -	$ 1,788,690	100%	$ 1,558,828	$ 806,625	$ 88,904	$ 2,454,358	100%

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.

Totals may not foot due to rounding

31

Flagstar Bancorp

3rd Quarter 2013 Earnings Presentation 32 First Mortgage Portfolio – by Vintage Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands Year HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total Older $ - $ - $ - $ - 0.0% $ 178,550 $ 37,917 $ 7,449 $ 223,916 9.1% 2004 - 73 - 73 0.0% 448,979 26,245 8,611 483,835 19.7% 2005 171 892 - 1,063 0.1% 465,596 36,610 16,011 518,218 21.1% 2006 - 821 - 821 0.0% 99,105 106,396 13,208 218,709 8.9% 2007 - 4,167 - 4,167 0.2% 249,868 415,064 40,657 705,588 28.7% 2008 - 15,225 - 15,225 0.9% 11,895 96,160 2,968 111,024 4.5% 2009 - 19,684 - 19,684 1.1% 6,759 39,291 - 46,050 1.9% 2010 177 5,021 - 5,198 0.3% 8,309 13,343 - 21,652 0.9% 2011 - 2,548 - 2,548 0.1% 16,357 14,281 - 30,638 1.2% 2012 829 1,817 - 2,646 0.1% 14,981 14,908 - 29,889 1.2% 2013 51,015 1,686,250 - 1,737,265 97.1% 58,429 6,410 - 64,839 2.6% Total : $ 52,192 $ 1,736,498 $ - $ 1,788,690 100% $ 1,558,828 $ 806,625 $ 88,904 $ 2,454,358 100%

3rd Quarter 2013 Earnings Presentation 33 First Mortgage Portfolio – by Original FICO Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands FICO HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 580 $ - $ 5,300 $ - $ 5,300 0.3% 17,583 33,692 1,092 $ 52,367 2.1% 580 - 619 - 10,777 - 10,777 0.6% 20,377 50,069 1,580 72,025 2.9% 620 - 659 4,308 142,686 - 146,994 8.2% 95,996 88,718 6,598 191,313 7.8% 660 - 699 10,578 357,851 - 368,429 20.6% 398,863 194,792 30,808 624,463 25.4% > 699 37,305 1,219,884 - 1,257,189 70.3% 1,026,009 439,354 48,826 1,514,189 61.7% Total : $ 52,192 $ 1,736,498 $ - $ 1,788,690 100% $ 1,558,828 $ 806,625 $ 88,904 $ 2,454,358 100%

3rd Quarter 2013 Earnings Presentation 34 First Mortgage Portfolio – by Original LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands Original LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 16,456 $ 340,383 $ - $ 356,839 19.9% $ 411,797 $ 227,727 $ 20,928 $ 660,452 26.9% >70.00% - 79.99% 10,658 566,478 - 577,135 32.3% 960,766 387,853 50,715 1,399,334 57.0% >80.00% - 89.99% 5,682 195,487 - 201,169 11.2% 98,093 69,384 11,504 178,981 7.3% >90.00% - 99.99% 19,078 573,385 - 592,463 33.1% 86,767 112,986 5,529 205,283 8.4% 100.00% -109.99% 318 36,795 - 37,113 2.1% 1,028 5,864 - 6,893 0.3% 110.00% -124.99% - 13,635 - 13,635 0.8% 377 2,094 110 2,581 0.1% >125.00% - 10,336 - 10,336 0.6% - 716 119 835 0.0% Total: $ 52,192 $ 1,736,498 $ - $ 1,788,690 100% $ 1,558,828 $ 806,625 $ 88,904 $ 2,454,358 100%

3rd Quarter 2013 Earnings Presentation 35 First Mortgage Portfolio – by HPI Adjusted LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. Totals may not foot due to rounding $ in thousands HPI Adjusted LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 16,734 $ 363,011 $ - $ 379,745 21.2% $ 467,296 $ 151,049 $ 14,656 $ 633,002 25.8% 70.00% - 79.99% 9,770 553,672 - 563,442 31.5% 348,086 117,148 9,317 474,551 19.3% 80.00% - 89.99% 7,199 198,312 - 205,511 11.5% 244,158 122,762 17,374 384,295 15.7% 90.00% - 99.99% 16,291 494,451 - 510,742 28.6% 188,519 158,984 13,512 361,016 14.7% 100.00% -109.99% 2,198 90,964 - 93,162 5.2% 141,024 105,798 14,866 261,688 10.7% 110.00% -124.99% - 20,830 - 20,830 1.2% 118,239 87,884 13,326 219,448 8.9% >=125.00% - 15,257 - 15,257 0.9% 51,506 63,000 5,853 120,359 4.9% Total : $ 52,192 $ 1,736,498 $ - $ 1,788,690 100% $ 1,558,828 $ 806,625 $ 88,904 $ 2,454,358 100%

3rd Quarter 2013 Earnings Presentation 36 Asset Quality by Loan Type - HFI Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Totals may not foot due to rounding $ in thousands Loan Type Balance Non-performing Loans % of Balance % of Overall NPLs Q3 '13 Charge Offs, Net of Recoveries Collectively Evaluated Reserves Individually Evaluated Reserves Total Reserves Residential first mortgage $2,478,599 $115,832 4.7% 83.45% ($32,410) $65,490 $81,087 $146,577 Second mortgage 174,383 1,906 1.1% 1.37% (1,186) 10,124 8,571 18,695 Warehouse 390,348 - 0.0% 0.00% (45) 408 - 408 HELOC 307,552 5,387 1.8% 3.88% (729) 8,567 540 9,107 Consumer 39,043 164 0.4% 0.12% (871) 2,130 - 2,130 Commercial RE 420,879 11,076 2.6% 7.98% (4,559) 25,331 1,161 26,492 Commercial NRE 187,639 - 0.0% 0.00% (253) 3,407 88 3,495 Commercial lease financing 15,064 4,439 29.5% 3.20% - 96 - 96 Total: $4,013,507 $138,804 3.5% 100.00% ($40,053) $115,553 $91,447 $207,000

3rd Quarter 2013 Earnings Presentation 37 Non-performing Loans HFI – by State Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. Totals may not foot due to rounding $ in thousands State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Consumer Total Percent of Total FL $34,102 29.4% $68 $702 $0 $0 $0 $34,872 25.1% CA 12,163 10.5% 218 813 1,688 - - 14,882 10.7% NY 10,031 8.7% 81 281 - - - 10,393 7.5% MI 6,836 5.9% 564 1,545 7,575 - 163 16,683 12.0% NJ 6,661 5.8% 80 15 - - - 6,757 4.9% TX 4,280 3.7% - - - - - 4,280 3.1% MD 3,871 3.3% 22 275 - - - 4,169 3.0% AZ 3,455 3.0% 11 409 - - - 3,875 2.8% GA 2,856 2.5% 4 1 169 - 1 3,031 2.2% IL 2,701 2.3% 89 32 - - - 2,822 2.0% WA 2,639 2.3% 214 114 - - - 2,967 2.1% OH 1,860 1.6% 7 3 - - - 1,871 1.3% NC 1,800 1.6% - - - - - 1,800 1.3% NV 1,790 1.5% 15 38 - - - 1,843 1.3% SC 1,704 1.5% 3 1 - - - 1,707 1.2% Other 19,082 16.5% 530 1,158 1,643 4,439 1 26,853 19.3% Total $115,832 100.0% $1,906 $5,387 $11,076 $4,439 $164 $138,804 100.0%

3rd Quarter 2013 Earnings Presentation 38 Non-performing Loans HFI – by Vintage Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands Vintage First Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Lease Financing Other Consumer Total Percent of Total Older $5,589 4.8% $492 $1,341 $79 $0 $3 $7,505 5.4% 2004 5,246 4.5% - 458 235 - - 5,939 4.3% 2005 11,375 9.8% 405 1,219 339 - 115 13,454 9.7% 2006 11,267 9.7% 99 1,455 9,318 - 1 22,141 16.0% 2007 43,234 37.3% 910 914 768 - 2 45,828 33.0% 2008 26,477 22.9% - - - - - 26,477 19.1% 2009 6,757 5.8% - - - - 1 6,758 4.9% 2010 2,394 2.1% - - - - 29 2,423 1.7% 2011 2,851 2.5% - - - 3,633 1 6,486 4.7% 2012 566 0.5% - - - 602 12 1,180 0.9% 2013 74 0.1% - - 336 204 - 613 0.4% Total $115,832 100.0% $1,906 $5,387 $11,076 $4,439 $164 $138,804 100%

$17.2 $291.5 $364.8 $63.5 $293.3 $12.3 51% 100% 102% 79% 60% 40% 43% 66% 58% 48% 44% 32% 0% 20% 40% 60% 80% 100% 120% $0 $50 $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 Thereafter UPB Payment Shock to Average Current Monthly Payment Payment Shock to Average Original Monthly Payment 39 3rd Quarter 2013 Earnings Presentation Current Interest Only Loans – Payment Shock vs. Current and Original Monthly Payments (in millions)

40 3rd Quarter 2013 Earnings Presentation Credit Quality of Interest Only Portfolio 724 733 718 720 722 724 726 728 730 732 734 Q3 2013 Average Current FICO Original Current 75% 87% 68% 70% 72% 74% 76% 78% 80% 82% 84% 86% 88% Q3 2013 LTV Original Current

41 3rd Quarter 2013 Earnings Presentation 2nd Mortgage and HELOC Portfolio Orginated in 2009 and Prior (in millions) 729 728 727 728 728 728 728 728 729 729 729 729 Q3 2013 Average Original FICO 2nd Mortgages HELOCs $174.4 $307.1 $0 $50 $100 $150 $200 $250 $300 $350 Q3 2013 Balances 2nd Mortgages HELOCs 7.15% 5.53% 0% 1% 2% 3% 4% 5% 6% 7% 8% Q3 2013 Average Note Rate 2nd Mortgages HELOCs

Deposit Mix

3rd Quarter 2013 Earnings Presentation

(millions)	September 30, 2013		June 30, 2013		September 30, 2012	
	Balance	Rate	Balance	Rate	Balance	Rate
Retail Deposits:						
Demand deposits	721	0.08%	$ 743	0.11%	$650	0.16%
Savings deposits	2,912	0.53%	2,688	0.67%	1,710	0.62%
Money market deposits	298	0.17%	329	0.23%	435	0.45%
Certificates of deposit	1,436	0.85%	2,154	0.90%	3,272	1.14%
Total retail deposits	5,368	0.53%	5,914	0.66%	6,067	0.84%
Core retail deposits / retail deposits	**73.23%**		**63.58%**		**46.08%**	
Government Banking Deposits:						
Demand deposits	161	0.28%	118	0.35%	103	0.36%
Savings deposits	167	0.27%	164	0.30%	353	0.51%
Certificates of deposit	228	0.33%	373	0.48%	450	0.60%
Total government banking deposits	556	0.30%	655	0.41%	906	0.54%
Company controlled deposits	670	0.00%	827	0.00%	2,201	0.00%
Wholesale deposits	56	4.75%	74	4.81%	315	3.43%
Total deposits	$6,649	0.50%	$ 7,470	0.61%	$9,489	0.70%
Number of banking branches	111		111		111	

(1) Approximately $327.8 million of retail CDs represent government deposit relationships that have been exchanged for retail CDs as part of our participation in the CDARs program at September 30, 2013.

Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts.

Totals may not foot due to rounding

42

Flagstar Bancorp

3rd Quarter 2013 Earnings Presentation 43 Non – GAAP Reconciliation Totals may not foot due to rounding $ in millions Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012 Pre-tax, pre-credit-cost revenue Income (loss) before tax provision $14.5 $61.1 $23.6 ($88.6) $60.7 Add back Provision for loan losses 4.1 31.6 20.4 50.4 52.6 Asset resolution 16.3 15.9 16.4 21.2 12.5 Other than temporary impairment on AFS investments - 8.8 - - - Representation and warranty reserve - change in estimate 5.2 28.9 17.4 25.2 124.5 Write down of residual interest - - 0.2 0.8 0.1 Total credit-related costs $25.6 $85.2 $54.4 $97.6 $189.7 Pre-tax, pre-credit-net revenue $40.0 $146.3 $78.0 $9.0 $250.4 Efficiency ratio (credit-adjusted) Net interest income (a) 42.7 47.1 55.7 73.9 73.1 Non-interest income (b) 134.3 220.0 184.9 285.8 273.7 Add: Representation and warranty reserve - change in estimate (d) 5.2 28.9 17.4 25.2 124.5 Adjusted income 182.2 $296.0 $258.0 $384.9 471.3 Non-interest expense (c) 158.4 174.4 196.6 397.9 233.5 Less: Asset resolution expense (e) (16.3) (15.9) (16.4) (21.2) (12.5) Adjusted non-interest expense 142.1 158.5 180.1 376.7 221.0 Efficiency ratio (c/(a+b)) 89.5% 65.3% 81.7% 110.6% 67.3% Efficiency ratio (credit-adjusted) ((c- e)/((a+b)+d))) 78.0% 53.5% 69.8% 97.9% 46.9%

$ in millions September 30, 2013 June 30, 2013 September 30, 2012 Non-performing assets $205.3 $344.3 $518.4 Tier 1 Capital 1,402.4 1,390.6 1,379.7 Allowance for Loan Losses 207.0 243.0 305.0 Tier 1 Capital + Allowance for Loan Losses $1,609.4 $1,633.6 1,684.7 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 12.8% 21.1% 30.8% Non – GAAP Reconciliation (cont’d) 3rd Quarter 2013 Earnings Presentation 44 $ in millions September 30, 2013 June 30, 2013 March 31, 2013 September 30, 2012 June 30, 2012 Mortgage Servicing Rights 797.0 729.0 727.2 710.8 686.8 Tier 1 Capital 1,402.4 1,390.6 1,318.8 1,295.8 1,379.7 MSR to Tier 1 ratio 56.8% 52.4% 55.1% 54.9% 49.8%

FBC LISTED NYSE 3rd Quarter 2013 Earnings Presentation